EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GLOBAL RESOURCE ENERGY INC. (the "Company") on Form 10-Q for the period ended July 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phil Plumley, President, Secretary and Treasurer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2014

By: /s/ Phil Plumley

Name: Phil Plumley

Title: President, Secretary and Treasurer